UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2008

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228

(Address of principal executive offices) (Zip Code)

 (614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 29, 2008, Big Lots, Inc. (“we,” “us” or “our”) issued a press release and conducted a conference call, both of which reported our unaudited results for the first quarter of fiscal 2008, provided initial guidance for the second quarter for fiscal 2008, and updated guidance for fiscal 2008.  The press release and conference call both included “non-GAAP financial measures” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229).  Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted operating profit; (iii) adjusted income from continuing operations before income taxes; (iv) adjusted income tax expense; (v) adjusted income from continuing operations; (vi) adjusted net income; and (vii) adjusted earnings per common share – basic and diluted – for continuing operations and net income.

These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) first quarter of fiscal 2007 income from continuing operations of $2.4 million related to the receipt of proceeds from insurance claims filed as a result of hurricanes occurring in 2005.  As required by Rule 100 of Regulation G and Item 10 of Regulation S-K, the press release, which was posted in the Investor Relations section of our website and referred to during the conference call, contained a presentation of the most directly comparable financial measures calculated and presented in accordance GAAP and a reconciliation of the differences between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that our management believes is more indicative of our ongoing operating results and financial condition.  Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP.  Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Form 8-K are copies of our May 29, 2008 press release (Exhibit 99.1) and the transcript of our May 29, 2008 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results.  The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K.  By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 29, 2008, our shareholders approved amendments to the Big Lots 2005 Long-Term Incentive Plan (“2005 Incentive Plan”).  The amendments:
•	Permit independent, non-management members of our Board of Directors (“outside directors”) to be eligible to participate in the 2005 Incentive Plan;
•	Add 2,100,000 common shares to the total number of our common shares reserved and available for distribution pursuant to awards granted under the 2005 Incentive Plan;
•
Ensure that any award made under the 2005 Incentive Plan that constitutes deferred compensation for purposes of Section 409A of the Internal Revenue Code is paid in accordance with the requirements of Section 409A;

•
Require that equitable antidilutive adjustments be made in the event of certain changes affecting us (e.g., a merger, spin-off or reorganization) or our capital structure (e.g., a stock split, stock dividend or recapitalization);

•	Allow participants one year from the date of their termination of service to exercise all vested non-qualified stock options and stock appreciation rights;
•	Change the way we administer awards; and
•	Update and clarify certain performance criteria and adjustment categories and add a new adjustment category.

The amendments were effective upon our receiving shareholder approval on May 29, 2008.  This summary is qualified in its entirety by reference to the full text of the 2005 Incentive Plan, as amended and restated, which is attached to this Form 8-K as Exhibit 10.1.

Item 8.01	Other Events.

On May 29, 2008, in connection with our receiving shareholder approval of the amendments to the 2005 Incentive Plan, our Board of Directors terminated the Big Lots, Inc. Amended and Restated Director Stock Option Plan (“Director Stock Option Plan”) effective May 30, 2008.  No additional awards may be made under the Director Stock Option Plan.  The termination of the Director Stock Option Plan will have no effect on awards made under the Director Stock Option Plan prior to its termination.

Also on May 29, 2008, our Board of Directors, following the recommendation of the Nominating/Corporate Governance Committee, amended the compensation package provided to the outside directors.  Specifically, the equity compensation provided annually to each outside director changed from (i) 10,000 of our common shares underlying a non-qualified stock option issued under the Director Stock Option Plan to (ii) a restricted stock award issued under the 2005 Incentive Plan having a grant date fair value equal to $75,000.  This summary is qualified in its entirety by reference to the presentation of the current Big Lots, Inc. Non-Employee Director Compensation Package attached to this Form 8-K as Exhibit 10.2.

On June 2, 2008, the outside directors’ annual equity compensation was granted under the 2005 Incentive Plan.  These restricted stock awards are subject to the Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement for Outside Directors, the form of which is filed herewith as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are filed herewith.  Exhibits 10.1 through 10.3 are management contracts or compensatory plans or arrangements.

ExhibitNo.	Description

10.1*	Big Lots 2005 Long-Term Incentive Plan, as amended and restated effective May 29, 2008.

10.2*	Big Lots, Inc. Non-Employee Director Compensation Package, effective May 2008.

10.3*	Form of Big Lots 2005 Long-Term Incentive Plan Restricted Stock Award Agreement for Outside Directors.

99.1*	Big Lots, Inc. press release dated May 29, 2008.

99.2*	Big Lots, Inc. conference call transcript dated May 29, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: June 4, 2008	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, Legal and Real Estate,
General Counsel and Corporate Secretary